                                                                    EXHIBIT 99.1

DELIVER BY MAIL TO:                                      DELIVER IN PERSON TO:
AMERICAN STOCK TRANSFER                                  AMERICAN STOCK TRANSFER
AND TRUST COMPANY                                        AND TRUST COMPANY
59 MAIDEN LANE                                           59 MAIDEN LANE
NEW YORK, NY 10038                                       NEW YORK, NY 10038


                            AMERICAN STOCK TRANSFER
                               AND TRUST COMPANY

                             LETTER OF TRANSMITTAL

                                 LUMINENT, INC.


---------------------------------------------------------------
                                               ACCOUNT NUMBER

                                           -------------------------------------
                                              NUMBER OF SHARES    CUSIP NUMBER

--------------------------------------------------------------------------------

                        LIST ALL CERTIFICATES SUBMITTED


     CERTIFICATE NUMBER       SHARES         CERTIFICATE NUMBER       SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. SIGN ON THE REVERSE SIDE AND COMPLETE THE W-9 FORM BELOW.

REGISTRATION

   IF CERTIFICATES AND/OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN
   THAT SHOWN AT THE TOP OF THIS FORM OR ARE TO BE SENT TO AN ADDRESS
   OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM, PLEASE CHECK THE BOX AT
   THE RIGHT AND COMPLETE THE INFORMATION ON THE REVERSE SIDE OF THIS FORM.  [ ]

LOST CERTIFICATES

   IF YOUR SECURITIES HAVE BEEN EITHER LOST OR DESTROYED, PLEASE GIVE WRITTEN NOTIFICATION TO AMERICAN STOCK TRANSFER AND TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NY 10038, ATTENTION: LOST SECURITIES DEPT.

--------------------------------------------------------------------------------
SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                    (PLEASE REFER TO ACCOMPANYING GUIDELINES)

PART 1 - PLEASE ENTER YOUR                        ------------------------------
SOCIAL SECURITY NUMBER OR
EMPLOYER IDENTIFICATION NUMBER                    ------------------------------
--------------------------------------------------------------------------------

PART 2 - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certificate Instructions - You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


SIGNATURE ________________________________________     DATE _________________

--------------------------------------------------------------------------------
PART 3 - CERTIFICATION FOR FOREIGN
         RECORD HOLDERS

UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM NOT A UNITED STATES CITIZEN OR RESIDENT (OR I AM SIGNING FOR A FOREIGN CORPORATION, PARTNERSHIP, ESTATE OR TRUST).

SIGNATURE ______________________________

DATE _______________________


--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.
--------------------------------------------------------------------------------

________________________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                               (SEE INSTRUCTIONS)

To be completed ONLY if certificate(s) and/or check(s) are to be issued in the name of someone other than the registered holder(s).


NAME:
     ---------------------------------------------------------------------------

ADDRESS:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           EMPLOYER IDENTIFICATION OR
                             SOCIAL SECURITY NUMBER
                           __________________________


                           __________________________

________________________________________________________________________________


________________________________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTIONS)

To be completed ONLY if certificate(s) and/or check(s) are to be mailed to someone other than the registered holder(s), or to such registered holder(s) at an address other than shown on the reverse side of this form.


NAME:
     ---------------------------------------------------------------------------

ADDRESS:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

________________________________________________________________________________

                                   SIGN HERE

SIGNATURE(S) OF
STOCKHOLDER(S)
              ------------------------------------------------------------------


              ------------------------------------------------------------------

DATED:
      ---------------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information and see instructions.

NAME(S)
       -------------------------------------------------------------------------

CAPACITY (full title)
                     -----------------------------------------------------------

ADDRESS
       -------------------------------------------------------------------------


       -------------------------------------------------------------------------

AREA CODE AND TELEPHONE NO
                          ------------------------------------------------------






________________________________________________________________________________

                           GUARANTEE OF SIGNATURE(s)
                               (SEE INSTRUCTIONS)

NAME OF FIRM
            --------------------------------------------------------------------

ADDRESS
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------

AUTHORIZED SIGNATURE
                    ------------------------------------------------------------

NAME
    ----------------------------------------------------------------------------

AREA CODE AND TELEPHONE NO
                          ------------------------------------------------------
________________________________________________________________________________

                     INSTRUCTIONS FOR LETTER OF TRANSMITTAL

     1. Guarantee of Signatures. Signatures on all Letters of Transmittal must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an "Eligible Institution"), except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 4.

     2. Delivery of Letter of Transmittal and Certificates. The Letter of Transmittal, properly completed and duly executed, together with the certificates(s) for the securities described should be delivered to the address set forth below. A return envelope addressed to American Stock Transfer & Trust Company ("AST") is enclosed for convenience.

THE METHOD OF DELIVERY OF CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE OWNER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY, BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUEST.

     3. Inadequate Space. If the space provided on the Letter of Transmittal is inadequate, the certificate numbers and the number of securities should be listed on a separate schedule to be attached thereto.

     4. Signatures of Letter of Transmittal, Stock Powers and Endorsements. When the Letter of Transmittal is signed by the registered owner(s) of the certificate(s) listed and surrendered thereby, no endorsements of certificates or separate stock powers are required.

     If the certificate(s) surrendered is (are) owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     If any surrendered certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If the Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by any Eligible Institution.

     If the Letter of Transmittal or any certificate or stock power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence, satisfactory to AST, of their authority to do so must be submitted.

     5. Stock Transfer Taxes. If payment for securities is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in the Letter of Transmittal.

     6. Special Issuance and Delivery Instructions. Indicate the name and address to which payment for the securities is to be sent if different from the name and address of the person(s) signing the Letter of Transmittal.

     7. Substitute Form W-9. Enter your social security or taxpayer identification number, complete, sign and date the Substitute W-9 certification.

     8. Additional Copies. Additional copies of the Letter of Transmittal may be obtained from AST at the address listed below.

     9. Lost, Stolen or Destroyed Certificates. Any securityholder who has lost certificates should make arrangements (which may include the posting of a bond or other satisfactory indemnification and an affidavit of loss) to replace lost certificates. Such arrangements should be made with AST.

     All questions as to the validity, form and eligibility of any surrender of certificates will be determined by AST and the Issuer and such determination shall be final and binding. AST and the Issuer reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.



================================================================================


                   AMERICAN STOCK TRANSFER AND TRUST COMPANY
                                 59 MAIDEN LANE
                            NEW YORK, NEW YORK 10038
                                 (718) 921-8200